(fund logo)



                          AQUILA ROCKY MOUNTAIN EQUITY FUND

                                 ANNUAL REPORT


                                                           February 22, 1996

Dear Investor:

      We are pleased to provide you with this Annual Report for the first full fiscal year of operation of Aquila Rocky Mountain Equity Fund.

STRONG REGIONAL ECONOMIC GROWTH

      The Rocky Mountain region of our country continued to experience strong economic growth during 1995. While the rate and depth of this growth varied from state to state within the eight states comprising the Rocky Mountain area, it still provided a number and variety of excellent investment opportunities.

      The chart below illustrates the allocation of the Fund's assets within the region.

      Percent of Portfolio By State
      Colorado             31.39%
      Arizona              22.49%
      Utah                 22.00%
      Nevada               13.52%
      Idaho                 3.07%
      New Mexico            3.02%
      Montana               0.97%
      Cash & Other Assets   3.54%

BASIC INVESTMENT PHILOSOPHY

     The basic investment philosophy used in the management of the Fund is to seek out in different industries a variety of attractive growth companies which have equity-oriented securities that are undervalued in relationship to their intrinsic value and also the projected growth rate of the company.

     The Fund's Investment Adviser, KPM Investment Management, Inc., has followed this value-oriented investment approach since the Fund's inception in July, 1994.

     We fully realize that with this value-oriented approach, it is difficult to put a specific timetable upon when the desired level of capital appreciation of the securities might occur. However, we are convinced that pursuit of this discipline will tend to mitigate against significant adverse price action in uncertain and declining market conditions.

     All of us should be aware that equity markets possess a degree of volatility to them substantially different and greater than the market of fixed-income securities. We have to live with this situation.

     What we seek to do, however, through pursuing a value-oriented approach in selection of securities for the Fund is to lessen the level of volatility through the purchase of undervalued securities. The normal process of selling overvalued securities and replacing them with undervalued ones should result in lower Fund share price volatility.

     Our objective is to produce, over a reasonable length time frame, highly desirable absolute capital appreciation results.

     We recognize that it is commendable to produce good performance results relative to various indexes or some other form of measurement. However, what we are striving for with the Fund is achievement of consistency in absolute capital appreciation. It is absolute results that one can take to the bank and spend not relative performance.

SECURITY SELECTION

     There is a good variety of different type industries within the Rocky Mountain region. And, a significant number of companies within these industries many of which are experiencing healthy growth. Our research has convinced us that there are more than enough alternative investment opportunities to achieve significant capital appreciation.

     Many of the companies whose securities we might select are less well-known outside of this particular region and may well have smaller market capitalization than some nationally-known firms. This often times gives us the chance to secure participation at bargain prices before the companies are "discovered" by others.

    The  underlying economic  growth characteristics  of the  Rocky
Mountain region are broad-based. It thus offers the Fund's management good prospects for you to participate effectively in the thriving and dynamic character of the Rocky Mountain region.

     We have listed below the 10 largest investments held by the Fund at December 31, 1995 and the Rocky Mountain states in which these companies are located.

           Dial Corporation  . . . . . . . . . . . .     5.12%    Arizona
           Prima Energy Corp.  . . . . . . . . . . .     4.88%    Colorado
           American Stores Company . . . . . . . . .     4.62%    Utah
           Finova Group Inc. . . . . . . . . . . . .     4.45%    Arizona
           Jackpot Enterprises . . . . . . . . . . .     4.22%    Nevada
           Novell Inc. . . . . . . . . . . . . . . .     3.86%    Utah
           Pinnacle West Capital . . . ... . . . . .     3.31%    Arizona
           Giant Industries, Inc.  . . . . . . . . .     3.17%    Arizona
           International Game Technology . . . . . .     3.13%    Nevada
           First Security Corp.  . . . . . . . . . .     3.10%    Utah

     What this means is that there is a premium placed on "doing one's homework." Having the Fund's portfolio manager based in Denver, the heart of the Rocky Mountain region, backed-up by an in-depth and experienced KPM Investment Management team in Omaha, aids immeasurably in uncovering sound equity security selections.

INVESTMENT RESULTS

     Over the course of 1995, the share price of Aquila Rocky Mountain Equity Fund experienced a total return of 19.7%. While this may not be as significant as some indices over this same time period, it is still highly commendable.

     Further, it certainly validates the fact that good sound capital appreciation can be achieved through investments in Rocky Mountain companies.

     Since January 1, 1996, the equity markets have continued to advance, but with a fair amount of fluctuation.

     We are pleased to report to you that the Fund has gained an additional 4.6% in price appreciation as of the February 22, 1996 date of this Report letter.

YOUR INVESTMENT APPRECIATED

     We thank you for the confidence you have placed through your investment in Aquila Rocky Mountain Equity Fund.

     Every effort will be expended to merit your continued trust.

                                          Sincerely,
                                          /s/ Lacy B. Herrmann
                                          Lacy B. Herrmann
                                          President and Chairman
                                          of the Board of Trustees

              MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     The graph below illustrates the value of an initial $10,000 investment in Aquila Rocky Mountain Equity Fund at inception of the Fund on July 22, 1994 and subsequently through the Fund's latest fiscal year-end, December 31, 1995 as compared with a hypothetical similar size investment in the Russell 2000 Stock Index (the "Index") over that same period. The total return of the Fund is shown after deduction of the maximum sales charge of 4.75% at the time of initial investment, and also reflects deduction of the Fund's annual operating expenses and reinvestment of dividends and capital gains distributions without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses, but does reflect reinvestment of dividends.

     It should be specifically noted, that the Index is nationally-oriented and consisted, over the period covered by the graph, of an unmanaged group of 2000 equity securities of issuers throughout the United States, mostly of companies having relatively small capitalizations. However, the Fund's investment portfolio consisted of a significantly lesser number of equity securities principally of companies within the eight state Rocky Mountain region of the country over the same period. The market prices and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which may well result in variances from the market action of the securities in the nationally-oriented Index.

     Consequently, a portion of the difference in the performance of the Fund versus the Index can be attributed to the different characteristics of the regional market of the securities in the Fund's portfolio as compared with the national orientation of securities in the Index. Additionally, some of the difference in performance of the Index versus the Fund can be attributed to the fact that there is no initial sales charge applicable to the Index, nor are there annual operating expenses as is the case with the Fund.

     The Fund has been managed, since its inception, to provide capital appreciation through selection of equity-oriented securities on a value basis.

     As can be observed, the pattern of the Fund's results and that of the Index over the period since inception of the Fund track in a reasonably similar pattern, even though they are not entirely comparable in character.

                PERFORMANCE COMPARISON

            Russell 2000      Fund After Sales
            Stock Index       Charge and Expenses
      7/94     $ 10000          $  9525
      9/94       10521             9383
      12/94      10325             9217
      3/95       10801             9883
      6/95       11813            10517
      9/95       12981            11083
      12/95      13262            11031

              FUND'S AVERAGE ANNUAL TOTAL RETURN

      For the Period Ended
      December 31, 1995         1 Year     Life of Fund Since 7/22/94
      Including Sales Charge
      and Expenses              14.01%     7.07%

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS



     Aquila Rocky Mountain Equity Fund achieved a total return of 19.7% for the twelve months ended December 31, 1995, while the Russell 2000 Index returned 28.4%. The relative under performance of the Aquila Rocky Mountain Equity Fund compared to the Index was the result of several different factors. One key factor is that while the Index is the closest comparative measurement tool of the various indices available, it still does not represent a true correlation with the regional characteristics of equity securities in the Rocky Mountain region.

     The  bull market of  1995 was  led by  large capitalization  "Blue
Chip"  stocks and technology  issues.   Large  company  stocks  and  indices
generally outperformed small capitalization stocks, as has been widely reported. This size effect was reflected in the portfolio's under performance since the average size of Rocky Mountain domiciled companies is relatively small.

     Our overall technology exposure was modest and our results in this industry were mixed. Our holdings of Novell and Artisoft (both are manufacturers of networking software) significantly lagged the share price advances of chip makers, while Clinicom and Megahertz were acquired by other companies, resulting in significant capital gains.

      Oil and gas prices in the Rocky Mountains remained relatively low throughout 1995, which depressed the earnings of energy exploration companies. This is reflected in the relative under-performance of the group. Our holdings include three exploration companies (Prima Energy, Barrett Resources, Tipperary Corp.), a refiner (Giant Industries) and a service company (KN Energy). As value managers, we are happy to continue holding the shares of these energy companies since we believe they are under-valued in relation to their intrinsic value and the projected long-term worldwide demand for oil and gas.

     Population growth in the Rocky Mountain region has increased the demand for goods and services which, in turn, contributed to the success of several industry groups, notably utilities and banks. Specifically, Pinnacle West and Idaho Power both performed well while U.S. West's stock price has benefitted from the issuance of the tracking stock, U.S. West Media Group. Zions Bancorp and West One both turned in good stock price results as earnings continued to improve. West One was acquired by U.S. Bancorp late in the year resulting in a significant price gain, and we sold our shares. Our shares in Finova, a finance company, also did well.

     The best performing sector of the portfolio in 1995 was healthcare. In particular, our positions in Utah Medical Products, Ballard Medical Products, and Research Industries Corp. all turned in impressive price performances.

     In the cable industry, continued legislative uncertainty regarding deregulation and competing technologies dampened the price returns of TCI, Jones Intercable, and United International Holding, despite strong growth prospects for these companies. We are optimistic that the recent passage of legislation allowing deregulation of cable, telephone, and long distance should allow these cable companies to compete successfully in new markets.

     We will continue to apply our long-term value criteria to the universe of Rocky Mountain companies in our search to find securities that we believe are under-valued in the marketplace. We are optimistic that 1996 will bring continuing economic growth to the Rocky Mountains region; and that this growth will create new equity investment opportunities.

KPMG Peat Marwick LLP
Certified Public Accountants

                    INDEDPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Aquila Rocky Mountain Equity Fund:

     We have audited the accompanying statement of assets and liabilities of Aquila Rocky Mountain Equity Fund, including the statement of investments, as of December 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period July 22, 1994 (commencement of operations) through December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Rocky Mountain Equity Fund as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 22, 1994 (commencement of operations) through December 31, 1994 in conformity with generally accepted accounting principles.


                                                 KPMG Peat Marwick LLP

New York, New York
February 2, 1996

                    AQUILA ROCKY MOUNTAIN EQUITY FUND
                        STATEMENT OF INVESTMENTS
                          DECEMBER 31, 1995

                                                         MARKET
      SHARES     COMMON STOCKS                           VALUE
                Basic Industry   1.6%
       400      Barrick Gold Corp.                     $10,550
       300      Cyprus Amax Minerals Co.                 7,838
       200      Newmont Mining                           9,050
                                                        27,438

                Consumer Cyclical   14.0%
      2,000     BMC West Corp.#                         29,500
      1,200     Circus Circus Enterprises Inc.#         33,450
      5,000     International Game Technology           54,375
      6,300     Jackpot Enterprises                     73,238
        450     Mirage Resorts#                         15,525
      5,000     Mity Lite, Inc.#                        36,875
                                                       242,963

                Consumer Non-cyclical   32.7%
       3,000    American Stores Company                 80,250
       1,000    Ballard Medical Products                17,875
       3,000    Dial Corp.                              88,875
       2,700    Franklin Quest#                         52,650
       1,500    Inter-Tel Inc.#                         23,156
       2,800    Jones Intercable Inc. Class A#          34,650
         300    Jones Intercable Inc.#                   3,750
         500    Liberty Media Group Class A#            13,438
       2,500    Rocky Mountain Chocolate Factory#       30,000
       1,800    Rural/Metro Corp.#                      40,725
       1,500    Sierra Health Services Inc.#            47,625
       2,000    Tele-Communications Inc. Class A#       39,750
       1,400    U.S. West Media Group#                  26,600
       1,300    United International Holding, Inc.
                  Class A#                              19,175
       2,500    Utah Medical Products#                  49,531
                                                       568,050

                Energy   9.3%
         300    Barrett Resources Corp.#                 8,812
       4,500    Giant Industries, Inc.                  55,125
       6,400    Prima Energy Corp.#                     84,800
       2,500    Tipperary Corp.#                        12,187
                                                       160,924

                      AQUILA ROCKY MOUNTAIN EQUITY FUND
                     STATEMENT OF INVESTMENTS (continued)

                                                       MARKET
      SHARES     COMMON STOCKS                         VALUE
                 Financial   15.9%
       1,600     Finova Group Inc.                       $77,200
       1,400     First Security Corp.                     53,900
       4,375     First State Bancorp                      52,500
         900     Guaranty National Corp.                  13,837
       2,800     Life Partners Group Inc.                 38,150
         800     Security Bancorp                         16,800
         300     Zions Bancorp                            24,075
                                                         276,462

                 Technology   10.4%
       4,000     Analytical Surveys Inc.#                 39,000
       4,000     Artisoft Inc.#                           25,250
         480     HBO & Company                            36,780
         300     Micron Technology                        11,887
       4,700     Novell Inc.#                             66,975
                                                         179,892

                 Transportation   1.3%
       1,500     Swift Transportation#                     22,875

                 Utilities   11.3%

         400     Idaho Power Co.                          12,000
       1,800     KN Energy                                52,425
       2,000     Pinnacle West Capital                    57,500
         700     Public Service Co. Colorado              24,763
       1,400     U.S. West Communications Group           50,050
                                                         196,738

                 Total Common Stocks - 96.5%
                    (Cost $1,542,759*)                 1,675,342
                 Other assets in excess of
                    liabilities - 3.5%                    61,386
                 Net Assets - 100%                    $1,736,728

* Cost for Federal tax purposes is identical.

# Non-income producing security.

                AQUILA ROCKY MOUNTAIN EQUITY FUND
                STATEMENT OF ASSETS AND LIABILITIES
                          December 31, 1995

ASSETS
Investments at market value (identified cost - $1,542,759)         $1,675,342
Cash                                                                   30,177
Deferred organization expenses (note A)                                53,356
Due from Administrator for reimbursement of expenses                   14,073
Dividends receivable                                                    1,902

   Total assets                                                     1,774,850

LIABILITIES

Payable for Fund shares redeemed                                       20,744
Accrued expenses                                                       16,201
Distribution fees payable                                               1,177

   Total liabilities                                                   38,122


NET ASSETS (equivalent to $13.13 per share on 132,320 shares
  outstanding)                                                     $1,736,728

  Net Assets consist of:

  Capital Stock - Authorized an unlimited number of shares,
       par value $.01 per share                                        $1,323
  Additional paid-in capital                                        1,586,668
  Undistributed net realized gain on investments                       16,154
  Net unrealized appreciation on investments                          132,583
                                                                   $1,736,728

  Net Asset Value, redemption price per share                          $13.13

   Offering price per share (100/95.25 of $13.13 adjusted to
     nearest cent)                                                     $13.78

             See accompanying notes to financial statements.

                     AQUILA ROCKY MOUNTAIN EQUITY FUND
                         STATEMENT OF OPERATIONS
                   For the Year Ended December 31, 1995
INVESTMENT INCOME:
   Dividend income                                   $15,205
   Other income                                        1,035          $16,240

EXPENSES:
   Investment Adviser fees (note B)                   $8,679
   Administrator fees (note B)                         9,918
   Legal fees                                         20,767
   Trustees' fees and expenses                        16,947
   Registration fees                                  15,058
   Amortization of organization expenses (note A)     15,014
   Shareholders' reports and proxy statements         10,785
   Transfer and shareholder servicing agent fees      10,677
   Audit and accounting fees                           9,825
   Distribution fees (note B)                          3,099
   Custodian fees (note E)                             1,517
   Miscellaneous                                       7,684
                                                     129,970

   Investment Adviser fees waived (note B)           (8,679)
   Administrator fees waived (note B)                (9,918)
   Reimbursement of expenses by Administrator
     (note B)                                       (86,185)
   Expenses paid indirectly (note E)                 (1,448)

      Net expenses                                                     23,740
      Net investment loss                                             (7,500)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

  Net realized gain from securities transactions      32,529
  Change in unrealized appreciation on investments   149,483
  Net realized and unrealized gain on investments                     182,012
  Net increase in net assets resulting from
    operations                                                       $174,512

           See accompanying notes to financial statements.

                    AQUILA ROCKY MOUNTAIN EQUITY FUND
                    STATEMENT OF CHANGES IN NET ASSETS

                                                  Year ended     Period ended
                                                  December 31,   December 31,
                                                  1995           1994*
OPERATIONS:
  Net investment loss                              $(7,500)       $    ---
  Net realized gain from securities transactions     32,529            314
  Unrealized appreciation (depreciation) on
    investments                                     149,483         (16,900)

  Net increase (decrease) in net assets
    resulting from operations                       174,512         (16,586)

DISTRIBUTIONS TO SHAREHOLDERS (note D):
  Net investment income ($0.0054 and $-0- per
    share, respectively)                              (721)            ---
  Net realized gain from securities transactions
    ($0.1005 and $-0- per share, respectively)      (13,420)           ---

 Total distributions                                (14,141)           ---

    Net increase (decrease) from investment
            activities                              160,371         (16,586)

FUND SHARE TRANSACTIONS:
                                 Shares
                         Year ended   Period ended
                         December     December
                         31, 1995     31, 1994*

Shares sold               106,291        42,183      1,330,661       479,783
Shares issued through
   reinvestment of
   dividends and
   distributions              985           ---         12,828           ---
Shares redeemed          (22,898)        (2,990)     (297,410)       (32,919)

Increase in shares
   and net assets
   derived from Fund
   share transactions      84,378         39,193     1,046,079        446,864

Total increase in
   net assets                                        1,206,450        430,278

NET ASSETS:
  Beginning of period                                  530,278        100,000
  End of period                                     $1,736,728       $530,278

* For the period from July 22, 1994 (commencement of operations) to December 31, 1994.

                See accompanying notes to financial statements.

                     AQUILA ROCKY MOUNTAIN EQUITY FUND
                       NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Aquila Rocky Mountain Equity Fund (the "Fund"), a diversified, open-end investment company, was organized on November 3, 1993 as a Massachusetts business trust and commenced operations on July 22, 1994.
The Fund is authorized to issue an unlimited number of shares and, since its inception, has issued only one class of shares, to which these financial statements relate. It is anticipated that the Fund will begin offering two additional classes of shares during the second calendar quarter of 1996. The shares outstanding at that time will be designated as Class A shares and, as is the case now, will be sold with a front-end sales charge and bear a service fee. Class C shares will be sold with no front-end sales charge but will be assessed a contingent deferred sales charge if redeemed within 18 months from the time of purchase and a level charge for service and distribution fees. Class Y shares will be offered only to institutions acting for investors in a fiduciary, advisory, agency custodial or similar capacity, and will not be offered directly to retail customers, and will be sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no service or distribution fees. All classes of shares will have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

(1) Portfolio valuation: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

(2) Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

(3) Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

(4) Organization expenses: The Fund's organizational expenses have been deferred and are being amortized on a straight-line basis over five years.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                   NOTES TO FINANCIAL STATEMENTS (continued)

(5) Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE B - MANAGEMENT ARRANGEMENTS AND FEES AND OTHER TRANSACTIONS WITH
AFFILIATES:

     Management affairs of the Fund are conducted through two separate management arrangements.

     KPM Investment Management, Inc. (the "Adviser"), a wholly owned subsidiary of Kirkpatrick, Pettis, Smith, Polian Inc., serves as
Investment Adviser to the Fund. Kirkpatrick, Pettis is, in turn, a subsidiary of the nationally oriented Mutual of Omaha Insurance Company.
In this role, under an Investment Advisory Agreement, the Adviser supervises the Fund's investments and provides various services to the Fund for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.70 of 1% on the first $15 million; 0.55 of 1% on the next $35 million and 0.40 of 1% on the excess over $50 million.

     The Fund also has a Sub-Advisory and Administration Agreement with Aquila Management Corporation (the "Sub-Adviser"), the Fund's founder and sponsor. Under this Agreement, the Sub-Adviser provides such advisory services to the Fund, in addition to those services provided by the Adviser, as the Sub-Adviser deems appropriate. Besides its sub-advisory services, it also provides all administrative services, other than those relating to the management of the Fund's investments. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Sub-Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.80 of 1% on the first $15 million; 0.65 of 1% on the next $35 million and 0.50 of 1% on the excess over $50 million.

     Specific details as to the nature and extent of the services provided by the Adviser and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     The Adviser and the Sub-Adviser each agrees that the above fees shall be reduced, but not below zero, by an amount equal to its pro-rata portion (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the most restrictive expense limitation imposed upon the Fund in the States in which shares are then eligible for sale. At the present time none of the States in which the Fund's shares are sold have any such limitation.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                      NOTES TO FINANCIAL STATEMENTS (continued)

     For the year ended December 31, 1995, the Fund incurred fees under the Advisory Agreement and the Sub-Advisory Agreement of $8,679 and $9,918, respectively. However, all of these fees were voluntarily waived. Additionally, the Sub-Adviser voluntarily agreed to reimburse the Fund for other expenses during this period in the amount of $86,185.

     Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the general Rocky Mountain region, with the bulk of sales commissions inuring to such dealers. However, for the year ended December 31, 1995, the Distributor received sales commissions in the amount of $1,304.

     The Fund adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. The Plan authorizes the Fund to make service fee payments at the rate of 0.25% of the average annual net assets of the Fund to broker-dealers or others selected by the Distributor, including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. For the year ended December 31, 1995, service fees totaled $3,099, of which the Distributor received $371. Specific details about the Plan are more fully defined in the Fund's Prospectus and Statement of Additional Information.

NOTE C - PURCHASES AND SALES OF SECURITIES:

     For the year ended December 31, 1995, purchases of securities and proceeds from the sales of securities aggregated $1,199,635 and $162,369, respectively.

     At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $251,257 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $118,674, for a net unrealized appreciation of $132,583.

NOTE D - DISTRIBUTIONS:

     The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share or in cash, at the shareholder's option. Due to differences between financial reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains.

NOTE E - CUSTODIAN FEES:

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During

                    AQUILA ROCKY MOUNTAIN EQUITY FUND
                 NOTES TO FINANCIAL STATEMENTS (continued)

the year ended December 31, 1995, the Fund's custodian fees amounted to $1,517, of which $1,448 was offset by such credits. The Fund could have invested its cash balances in an income-producing asset if it had not agreed to a reduction in fees under the expense offset arrangement with the custodian.

                            AQUILA ROCKY MOUNTAIN EQUITY FUND
                                  FINANCIAL HIGHLIGHTS

                                                  Year ended     Period ended
                                                  December 31,   December 31,
                                                  1995           1994**

For a share outstanding throughout each period
Net Asset Value, Beginning of Period                 $11.06           $11.43

Income from Investment Operations:
  Net investment income (loss)                       (0.07)             ---
  Net gain (loss) on securities (both realized
    and unrealized)                                    2.25           (0.37)
  Total from Investment Operations                     2.18           (0.37)

Less Distributions (note D):
  Dividends from net investment income                 (.01)            ---
  Distributions from capital gains                     (.10)            ---

  Total Distributions                                  (.11)            ---

Net Asset Value, End of Period                        $13.13          $11.06

Total Return (not reflecting sales load)              19.68%         (3.24)%+

Ratios/Supplemental Data
  Net Assets, End of Period (in thousands)            $1,737           $530
  Ratio of Expenses to Average Net Assets              1.91%          1.19%*
  Ratio of Net Investment Loss to Average
    Net Assets                                       (0.60)%            ---
  Portfolio Turnover Rate                             15.14%           2.95%+

Net investment income (loss) per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
  Net Investment Income (loss)                        $(1.12)       $  ---
  Ratio of Expenses to Average Net Assets #            10.48%        18.20%*
  Ratio of Net Investment Income to Average Net
    Assets                                            (9.17)%          ---

+  Not annualized

*  Annualized

# These ratios were annualized based on average net assets of $1,239,752 and $453,768, respectively. In general, as the Fund's net assets increase, the expense ratio will decrease.

** For the period from July 22, 1994 (commencement of operations) to December
   31, 1994.

             See accompanying notes to financial statements.

REPORT ON THE SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

     A Special Meeting of Shareholders of the Fund was held on November 27, 1995. At the meeting, the shareholders voted on and approved an amendment to the Fund's Declaration of Trust to authorize the creation of additional classes of shares (votes for: 74,541 (94.3%); votes against:
2,313 (2.9%); abstentions: 2,191 (2.8%); broker non-votes: 0).*

___________
* On the record date for this meeting, 140,687 shares of the Trust were outstanding and entitled to vote. The holders of 79,045 shares (56.2%) entitled to vote were present in person or by proxy at the meeting.







FEDERAL TAX STATUS OF 1995 DISTRIBUTIONS (UNAUDITED)

     The dividend from net investment income of $0.0054 per share and the distribution from net realized short-term gain of $0.0392 per share, paid on December 27, 1995, are taxable to shareholders in 1995 as ordinary income.

     The distribution from net realized long-term gain of $0.0613 per share, paid on December 27, 1995, is designated as a "capital gain dividend" and is taxable to shareholders as long-term capital gain.

     Prior to January 31, 1996, shareholders were mailed IRS Form
1099-DIV which contained information on the status of distributions paid for the 1995 CALENDAR YEAR.

INVESTMENT ADVISER

   KPM INVESTMENT MANAGEMENT, INC.
   A Mutual of Omaha Company
   10250 Regency Circle, Suite 200
   Omaha, Nebraska 68114
              and
   One Norwest Center
   1700 Lincoln Street
   Denver, Colorado 80203

SUB-ADVISER AND ADMINISTRATOR

    AQUILA MANAGEMENT CORPORATION
    380 Madison Avenue, Suite 2300
    New York, New York 10017

BOARD OF TRUSTEES

    Lacy B. Herrmann, Chairman
    Tucker Hart Adams
    Arthur K. Carlson
    R. Thayne Robson

OFFICERS

    Lacy B. Herrmann, President
    W. Dennis Cheroutes, Senior Vice President
    Rose F. Marotta, Chief Financial Officer
    Richard F. West, Treasurer
    Edward M.W. Hines, Secretary

DISTRIBUTOR

    AQUILA DISTRIBUTORS, INC.
    380 Madison Avenue, Suite 2300
    New York, New York 10017

TRANSFER AND SHAREHOLDER
    SERVICING AGENT

    ADMINISTRATIVE DATA
        MANAGEMENT CORP.
    581 Main Street
    Woodbridge, New Jersey 07095-1198

CUSTODIAN

    BANK ONE TRUST COMPANY, N.A.
    100 East Broad Street
    Columbus, Ohio 43271

INDEPENDENT AUDITORS

    KPMG PEAT MARWICK LLP
    345 Park Avenue
    New York, New York 10154

Further information is contained in the Prospectus, which must precede or accompany this report.


          Annual
          Report

          December 31, 1995

          AQUILA ROCKY MOUNTAIN EQUITY FUND
          (logo)

          A capital appreciation investment
          (picture of eagle>

          One of the
          AQUILAsm Group of Funds